                                    EXHIBIT 10.23

                   AMENDED CARRIER SWITCHED SERVICES AGREEMENT WITH
                          WILTEL, INC., DATED JUNE 17, 1996







    *Certain information has been deleted from this Agreement pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                                        WILMAX
                                 AMENDED AND RESTATED
                               PROGRAM ENROLLMENT TERMS

                                      [CARRIER]


    These Amended and Restated Program Enrollment Terms ("PET") are made this 17th day of June, 1996 and are retroactive to February 1, 1996 (THE "EFFECTIVE DATE"), by and between WorldCom Network Services, Inc. d/b/a WilTel ("WILTEL") and National Telephone & Communications, Inc. ("CUSTOMER") and are a part of their agreement for switched services, more particularly identified as TSA#NTC-941101 (THE "TSA"). The TSA and this PET are collectively referred to as the "AGREEMENT". In accordance with the Agreement, charges to Customer for Service obtained thereunder shall be subject to the terms and conditions set forth herein. The parties acknowledge that they previously executed Program Enrollment Terms dated November 15, 1994 (the "PRIOR PET") and Interim Program Enrollment Terms dated as of September 1, 1995, (the "INTERIM PET"). As of the Effective Date, the terms and conditions contained in the Prior PET and the Interim PET will be terminated in their entirety and all switched telecommunications services provided by WilTel to Customer will be provided under the terms and conditions as described in this PET.

    1. SERVICE TERM: The Service Term will commence as of February 1, 1996 and will continue for a period through and including January 31, 2002.

    2.   CUSTOMER'S COMMITMENTS:

         (A) In consideration of the rates and discounts offered hereunder, Customer agrees as follows:

              (i) Commencing as of the Effective Date and continuing for a period of twelve (12) months thereafter (the "FIRST COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue of at least $9,000,000 ("CUSTOMER'S FIRST COMMITMENT"). Notwithstanding the foregoing, commencing as of the Effective Date and continuing through the June, 1996 billing period (i.e., July, 1996 invoice), Customer will be deemed to have satisfied Customer's First Commitment.

              (ii) Commencing with the February, 1997 billing period (i.e., March, 1997 invoice), and continuing for a period of six (6) months thereafter (the "SECOND COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue of at least $12,000,000 ("CUSTOMER'S SECOND COMMITMENT").


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              (iii)     Commencing with the August, 1997 billing period (i.e.,
                        September, 1997 invoice), and continuing through the end of the Service Term (including any extensions thereto) (the "CONTRACT COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue of at least $15,000,000 ("CUSTOMER'S FINAL COMMITMENT").

              (iv) Commencing as of the Effective Date and continuing through the end of the Contract Commitment Period, Customer agrees to maintain, on a take-or-pay basis, cumulative Monthly Revenue in the aggregate equal to at least $1,000,000,000 ("CUSTOMER'S CONTRACT COMMITMENT").

    (B) For purposes of this Agreement "MONTHLY REVENUE" will include all gross measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) plus (i) three (3) times Customer's first $300,000 recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel for the same period, (ii) two (2) times Customer's second $300,000 in recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel for the same period, and (iii) Customer's recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel for the same period in excess of $600,000. Monthly Revenue shall exclude any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as Monthly Recurring Interexchange Service Charges.

    (C) The parties acknowledge that the rates described in Section 5 below are stated net of all discounts and will be charged by WilTel as stated. In determining if Customer has satisfied its applicable Commitments as described in this Section 2 (i.e., on a gross basis), the following procedures shall apply:

              (i) Customer's SWITCHED ACCESS Service and DEDICATED ACCESS Service (1+ and 800), interstate traffic only will be multiplied (i.e., "grossed up") by a factor of 1.2.

              (ii) Customer's TERMINATION Service and 800 ORIGINATION Service, interstate traffic only will be multiplied by a factor of 1.15.

              (iii) Customer's SWITCHED ACCESS Service, DEDICATED ACCESS Service, TERMINATION Service and 800 ORIGINATION Service, intrastate traffic only will be multiplied by a factor of 1.05.

              (iv) All of Customer's other traffic, including without limitation, Customer's International Service and Service to and from Hawaii, Alaska, Puerto Rico, the United States Virgin Islands, Canada and Mexico, will be multiplied by a factor of 1.00.


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3.  DEFICIENCY CHARGE:

    (A) In the event Customer does not maintain Customer's First Commitment, Customer's Second Commitment or Customer's Contract Commitment, whichever is applicable, in any month during the First Commitment Period, the Second Commitment Period or the Contract Commitment Period, whichever is applicable, then for those month(s) only, Customer will pay WilTel the difference between Customer's applicable Minimum Commitment and Customer's actual Monthly Revenue as described in Subsection 2(B) above the (THE "MONTHLY DEFICIENCY CHARGE"). The Monthly Deficiency Charge will be due at the same time payment is due for Service provided to Customer.

    (B) In the event Customer does not maintain Customer's Contract Commitment during the Service Term, Customer will pay WilTel the difference between Customer's Contract Commitment and Customer's actual cumulative Monthly Revenue obtained under this Agreement during the Service Term (THE "CONTRACT DEFICIENCY CHARGE"). The Contract Deficiency Charge, if any, will be due immediately (i) upon the scheduled expiration of this Agreement, (ii) if Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedule, or (iii) if WilTel terminates this Agreement based on Customer's default.

4.  OTHER AGREEMENTS:   In consideration of the rates and discounts offered
    hereunder to Customer, Customer acknowledges and agrees that this Agreement and the Services described herein may not be combined with any other products or services offered by WilTel, WilTel's parent company, or WilTel's affiliates. Therefore, Customer acknowledges and agrees that as of the Effective Date of this Agreement, (i) all switched telecommunications services ("EXISTING SERVICES") offered by WilTel (formerly WilTel, Inc.), WilTel's parent company, WorldCom, Inc. (formerly LDDS Communications, Inc.) or any of WilTel's affiliates, including without limitation, IDB WorldCom Services, Inc. (hereinafter referred to as the "WILTEL GROUP") which are currently being provided Customer (which for purposes of this Section 6 will include Customer's parent company, Customer's subsidiaries and any other entities under common control with Customer; hereinafter referred to as the "CUSTOMER GROUP") pursuant to existing service agreements ("EXISTING AGREEMENTS") will be canceled and not longer in force or effect except for charges or credits due for Existing Services rendered as of the Effective Date of this Agreement, and
    (ii) all Existing Service (excluding rates and discounts) provided a member of the Customer Group by a member of the WilTel Group will be provisioned under the terms and conditions of this Agreement. The parties further agree that the rates shown on the Pricing Exhibit dated concurrently herewith and the discounts described herein shall become effective for all Existing Service on or before the first day of the third full month following the Effective Date. Simultaneous with the execution of this Agreement, if applicable, Customer shall cause all members of the Customer Group to agree to the cancellation of such Existing Agreements and the provision of Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.


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5.  RATES:    In consideration of Customer's Commitments as described in
    Section 3 above, notwithstanding anything to the contrary contained in this Agreement or the Pricing Exhibit attached hereto, commencing July 1, 1996 (i.e., August 1, 1996 invoice), Customer's rates for Services provided hereunder will be the rates set forth on Attachment "A" hereto which rates are not subject to any further discount. Notwithstanding anything to the contrary contained in Subsection 5(D) of the TSA, WilTel may modify the International rates set forth on Attachment "A" upon not less than thirty
    (30) days prior written notice to Customer, which notice shall state the effective date for the charge modification. In the event WilTel modifies such International rates, WilTel and Customer agree to negotiate in good faith concerning Customer's applicable commitments described in Section 2 above. In the event WilTel modifies its WilMax rates or programs (i.e., "postalized" rates for Services provided), which rates or programs are generally available to its other carrier customers, WilTel agrees to negotiate in good faith with Customer concerning any modification to Customer's rates hereunder.

6. PAYMENT: The parties agree to substitute Subsection 5(A) of the TSA to read in its entirety as follows:

    (A)  PAYMENT   WilTel billings for Service are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(D) below, Service shall be billed at the rates set forth in the PET dated effective as of February 1, 1996, and Service Requests, as the case may be. Customer agrees to wire transfer to WilTel all amounts owed within fifty-five (55) days of the invoice date set forth on each WilTel invoice to Customer ("DUE DATE"). If payment is not received by WilTel on or before the Due Date, WilTel agrees to give Customer three (3) business days notice and opportunity to cure such nonpayment; unless such nonpayment is due solely to Services obtained by NTC hereunder for the sole use and benefit of AmeriVision Communications, Inc. ("AmeriVision"), in which case NTC may either (i) pay the amount attributable to AmeriVision, or (ii) provide WilTel with adequate assurance of the amount attributable to AmeriVision which assurance may be in the form of a fully secured promissory note acceptable to WilTel with a term not to exceed sixty (60) days or other means reasonably acceptable to WilTel. If payment is not received in full from WilTel within such three-day cure period or WilTel has not received payment or adequate assurance of payment from NTC with respect to Services obtained for AmeriVision, notwithstanding anything to the contrary contained in the TSA (including without limitation, Sections 7 & 8), WilTel may immediately terminate this Agreement which termination shall not relieve Customer for payment of applicable cancellation charges as described in Section 2 above. Further, if such invoice is not paid in full on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2%) of the unpaid balance of the Service charges per month or the maximum lawful rate under applicable state law.


01/01/96                          Page 4 of 6                       CONFIDENTIAL

    7.   SECURITY INTERESTS:

         (A) In order to secure any payment that may be due WilTel under this Agreement, Customer hereby agrees to execute (i) a security agreement (a form of which is attached hereto as Attachment "2" and incorporated herein by reference) granting WilTel an irrevocable security interest (the "CUSTOMER SECURITY INTEREST") in Customer's customer base, customer lists and contract rights associated with the provision of service to such customer base (excluding Customer's accounts receivable associated with such customer base), and (ii) a Uniform Commercial Code-Financing Statement-Form UCC-1 in favor of WilTel in order to perfect the Security Interest. Further, Customer agrees to execute any other documents reasonably required by WilTel that are necessary to perfect the Customer Security Interest.

         (B) The parties acknowledge that certain of the Services obtained by Customer hereunder are for the direct use and benefit of AmeriVision Communications, Inc. ("AMERIVISION"). AmeriVision has agreed to execute a Payment Agreement between AmeriVision, Customer and WilTel (a form of which is attached hereto as Attachment "3") whereby AmeriVision will make direct payment to WilTel and guarantee payment of all amounts owed WilTel for Services provided to Customer for the benefit and use of AmeriVision. Further, in order to secure any payment that may be due WilTel under the Payment Agreement, as a condition to this Agreement, WilTel shall receive from AmeriVision (i) a security agreement (a form of which is attached hereto as Attachment "4" and incorporated herein by reference) granting WilTel an irrevocable security interest (the "AMERIVISION SECURITY INTEREST") in AmeriVision's customer base, customer lists and contract rights associated with the provision of service to such customer base, and
         (ii) a Uniform Commercial Code-Financing Statement-Form UCC-1 in favor of WilTel in order to perfect the Security Interest. Further, AmeriVision shall agree to execute any other documents reasonably required by WilTel that are necessary to perfect the AmeriVision Security Interest. Finally, Customer agrees that AmeriVision may pay WilTel directly (without any further notice or consent required from Customer) for Services provided Customer for the use and benefit of AmeriVision.

    8.   CREDIT:   In consideration of Customer's Commitments described in
         Section 2 above, WilTel agrees to provide Customer a credit, in an amount equal to and to be applied in accordance with, the terms set forth in that certain letter from WilTel to Customer dated concurrently herewith.


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

              IN WITNESS WHEREOF, the parties have executed these Program Enrollment Terms on the date first written above.

    WORLDCOM NETWORK SERVICES, INC.    NATIONAL TELEPHONE &
    D/B/A WILTEL                       COMMUNICATIONS, INC.

    BY: /s/ R.A. Wilkins                BY: /s/ Ed Jacobs
        -----------------------------      -------------------------------
              (SIGNATURE)                           (SIGNATURE)

         R.A. Wilkins                       Ed Jacobs
        -----------------------------      -------------------------------
              (PRINT NAME)                          (PRINT NAME)

         President                          President
        -----------------------------      -------------------------------
              (TITLE)                               (TITLE)



01/01/96                          Page 6 of 6                       CONFIDENTIAL

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."

                           "THIS MATERIAL HAS BEEN DELETED
                           PURSUANT TO A REQUEST FOR CONFI-
                           DENTIAL TREATMENT PURSUANT TO RULE
                           406 OF THE SECURITIES ACT OF 1933,
                           AS AMENDED."